UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2022

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item       5.07        Submission of Matters to a Vote of Security Holders

(a)           An Annual Meeting of Shareholders (the “Annual Meeting”) of Home Federal Bancorp, Inc. of Louisiana (“Home Federal Bancorp”) was held on November 16, 2022.

(b)           There were 3,108,145 shares of common stock of Home Federal Bancorp eligible to be voted at the Annual Meeting and 2,273,279 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.             Election of directors for a three-year term.

	Number of Votes
Name of Nominees	FOR	WITHHELD	BROKER NON-VOTES
Walter T. Colquitt, III	1,519,607	197,585	556,087
Scott D. Lawrence	1,612,580	104,612	556,087

2.         Proposal to adopt a non-binding resolution to approve the compensation of Home Federal Bancorp’s named executive officers.

The undersigned votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,512,511	94,693	109,988	556,087

3.             To ratify the appointment of FORVIS, LLP, as Home Federal Bancorp’s independent registered public accounting firm for the year ending June 30, 2023.

FOR	AGAINST	ABSTAIN
2,221,584	49,953	1,742

Each of the nominees was elected as director, the proposal to adopt a non-binding resolution to approve the compensation of Home Federal Bancorp’s named executive officers was adopted and the proposal to ratify the appointment of Home Federal Bancorp’s independent registered public accounting firm for the year ending June 30, 2023, was adopted by the shareholders of Home Federal Bancorp at the Annual Meeting.

(c)           Not applicable

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: November 17, 2022	By:	/s/James R. Barlow
James R. Barlow
Chairman of the Board, President and Chief Executive Officer

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